INCOME TAXES	12 Months Ended
Dec. 31, 2020
INCOME TAXES
INCOME TAXES

6. INCOME TAXES

The Company is subject to the tax laws of Cayman Islands and the tax rate is 0%. The Company’s former subsidiaries were subject to tax at various rates in the jurisdictions in which they operated. The reconciliation of the income tax expense is as follows:

	2020	2019	2018
	$	$	$
Net income (loss) for the year	(45,570)	34,894	(5,603)
Statutory Cayman Islands corporate tax rate	0%	0%	0%
Expected tax expense (recovery)	—	—	—

As at December 31, 2020, the Company has $Nil unrecognized deductible temporary differences.